NOTE 7. SHORT-TERM NET INVESTMENT IN SALES-TYPE LEASES	12 Months Ended
Dec. 31, 2014
Note 7. Short-term Net Investment In Sales-type Leases
SHORT-TERM NET INVESTMENT IN SALES-TYPE LEASES

The following lists the components of the short-term net investment in sales-type leases:

	December 31,	December 31,
	2014	2013

Minimum lease payments receivable	$58,976	$—
Less: Allowance for doubtful accounts	(590)	—
Net minimum lease payments receivable	58,386	—
Less: unearned interest income	(1,411)	—

Short-term net investment in sales-type leases	$56,975	$—

Short-term net investment in sales-type leases arises when the Company provides financing to the peer stores for the purchase of commercial vehicles, for which the Company enters into monthly installment arrangements with the peer store for 12 months. As of December 31, 2014 and December 31, 2013, the aggregate effective interest rate on short-term net investment in sales-type leases is approximately 5.71% and nil per annum, respectively.